SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2004

CENTENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-33395	42-1406317
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

7711 Carondelet Avenue, Suite 800, St. Louis, Missouri 63105
(Address of principal executive office and zip code)

Registrant’s telephone number, including area code: (314) 725-4477

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit Number	Description

99.1	Press release of Centene Corporation issued April 26, 2004 as to financial results for the first quarter ended March 31, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2004, we issued a press release announcing our financial results for the first quarter ended March 31, 2004. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004	CENTENE CORPORATION

	By:	/s/ MICHAEL F. NEIDORFF

Michael F. Neidorff President and Chief Executive Officer